Exhibit 99.1 William Blair Growth Stock Conference Bob Livingston June 11, 2014

2
Forward looking statements
We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for
2013 and our Form 10-Q for the first quarter of 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward-
looking statements.
We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found.

Strategy
Our track record of success is based on:
– Core technological advantages
– Leading brands in the markets we serve
– Commitment to industry leadership through innovation and scale
– Strong focus on the customer
Our deep understanding of the customer and our exceptional capabilities in providing solutions enable us to win
Our technologies and innovative products are enablers for our customers to win
Our focus on people drives our performance
– Develop deep bench
– Move talent through organization

Recent activities support our underlying strategy & strengths
New segment structure to capture
growth opportunities
Building our industrial businesses
– Continued to expand in our growth
areas
Energy, Fluids, Refrigeration,
Printing & ID all grew organically
and through acquisition
– Anthony, Finder, KPS, Fibrelite
and MS all expand product
breadth and geographic reach
– Our business profile is more
consistent and focused  with
sustainable higher margins
4
Customer intimacy
– Innovate for the customer
Recurring theme of delivering
efficiency and sustainability
– Superior customer service
On-time delivery, quality, support
Leverage our scale
Generate cash
Market share leadership
– Focus on technology and innovation
drive share gains and customer loyalty
Recent Activities Underlying Strengths

5
Dover has several levers for value creation

GROWTH
3% - 5% organically,
complemented by
acquisition growth
MARGIN
Expand segment
margin to 19%
CASH FLOW
Generate free cash flow in
excess of 10% of revenue
Substantial growth
opportunities
Accelerated
productivity initiatives
Significant balance
sheet optionality
Mid-term targets

Our track record of success
Revenue EBIT EPS Dividends
Note: Revenue and EBIT is in millions; adjusted EPS represents Dover’s earnings from continuing operations per common share adjusted for gains from discrete and other tax items of $0.17, $0.16, $0.23, $0.09 and $0.46 respectively, for 2009, 2010, 2011, 2012 and 2013, and other one-time gains of $0.02 in 2013.
$0
$325
$650
$975
$1,300
$0
$2,000
$4,000
$6,000
$8,000
2009 2010 2011 2012 2013
Revenue & EBIT
Revenue EBIT
$1.00
$1.20
$1.40
$1.60
$0.00
$1.50
$3.00
$4.50
2009 2010 2011 2012 2013
Adj. EPS & Dividends Paid
Adj. EPS Dividend per share

Dover segments at a glance
Revenue Mix
Revenue Mix
Fluids is focused on the safe handling of critical
fluids across the oil & gas, retail fueling,
chemical, hygienic and industrial end-markets.
Revenue Mix
Refrigeration & Food Equipment is the leading
provider of energy efficient equipment and
systems serving the commercial refrigeration
and food service industries.
Revenue Mix
81% 19%
Drilling & Production Bearings & Compression
60% 40%
Industrial Printing & Identification
54% 46%
Fluid Transfer Pumps
77% 23%
Refrigeration Food Equipment
Energy is a leading provider of customer
driven solutions and services for safe and
efficient production and processing of oil & gas
worldwide, and has a strong presence in the
bearings and compression components market.
Engineered Systems is focused on the design,
manufacture and service of critical equipment
and components serving the printing &
identification, vehicle service, waste handling,
and select niche industrial end-markets.

8
Growth opportunities: A look forward

10%
15%
20%
25%
30%
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2011 2012 2013 2014F
$ in millions
Revenue & margin
Revenue Margin
Energy
Grow core business
– Leverage plunger and gas lift
technologies into international markets
– Strengthen our position in faster
growing basins
– Increase OEM share in bearings and
compression
Continue to expand geographical
presence
– Significant investments in sales, field
engineering and facilities
– Increase participation in global tenders
– Seek additional industry partnership
opportunities
Fill in product gaps internally and through
acquisition

9
Growth opportunities: A look forward

6%
10%
14%
18%
$1,200
$1,600
$2,000
$2,400
$2,800
2011 2012 2013 2014F
$ in millions
Revenue & margin
Revenue Margin
– Capitalize in fast growing textile market
– Grow North American and China presence
in core markets
Make focused industrial investments
– Concentrate on after-market customer
productivity solutions
– Expand in high growth recycling and
waste-to energy markets
Extend geographic reach
– Achieve YOY 10%+ growth outside the US
– Growing middle class consumption and
higher operating costs driving automation
solutions in emerging markets
Engineered Systems
Expand and extend markets served in
Printing & Identification

10
Growth opportunities: A look forward

6%
10%
14%
18%
22%
$400
$800
$1,200
$1,600
2011 2012 2013 2014F
$ in millions
Revenue & Margin
Revenue Margin
Develop and acquire products that provide
complete solutions
– Innovate around automation, energy
efficiency and compliance
Access new markets through recent
acquisitions
– Complete “station in a box” offering
worldwide with KPS and Fibrelite
– Penetrate NA plastics and oil & gas
markets though European acquisitions
Leverage our global footprint to accelerate
growth
– Grow presence in Middle East and China
through Maag and Finder channels
– Expand in Australia through Ebsray’s
LPG and chemical pump technologies
Fluids

11
Growth opportunities: A look forward

0%
6%
12%
18%
$500
$1,000
$1,500
$2,000
2011 2012 2013 2014F
$ in millions
Revenue & Margin
Revenue Margin
Refrigeration & Food Equipment
Develop broader customer base
–
Build share with targeted accounts
Capitalize on secular trends
– Rising energy costs and increasing
government regulation are driving strong
demand for energy efficient solutions
Penetrate higher growth adjacent markets
– C-store and small format stores expected
to continue above market growth rates
– Capitalize on convergence of refrigeration
and food equipment in supermarkets
Acquire assets that expand technology and
geography
– Build refrigeration capabilities in Brazil
and Europe; Add-ons in food equipment

12
Margin enhancement through productivity
Global supply chain
– Program now in its 5  year
– Continuing to leverage the scale of Dover
Many spend categories are being reviewed again
Shared manufacturing
– Several  consolidation projects are near completion
Hill Phoenix will consolidate 4 sites in Atlanta area ~$3M of annualized savings
*
Energy will combine 5 sites in Houston ~$1M of annualized savings
*
More projects are on the way
Investing in Lean and Post-Merger Integration (“PMI”)
– Adding lean resources across segments
– PMI leaders driven to integrate faster with focus on near term accretion

* Annualized savings over 3 years (2014 – 2016)
th

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Capital allocation 2014
Strong balance sheet
– $486 million cash as of March 31, 2014 (primarily overseas)
– $170 million in proceeds from DEK sale (expected mid-year)
– Strong FY free cash flow expected (    11% of revenue)
We expect to raise the dividend for 59 consecutive year
Capex expected to be roughly $200 million
Acquisitions
– Pipeline is active
Completed $1 billion share repurchase program in Q1
– Capacity to do more; largely dependent on how pipeline develops th

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Activity is solid across all segments
– Energy, Engineered Systems and Fluids all performing well
Well count and rig count showing modest improvement
Product Identification, waste handling and auto service markets remain solid
Plastics & petro-chemical, and Oil & gas markets drive strong results in Fluids
– Refrigeration & Food Equipment seasonally ramping as anticipated
Solid FY growth expected in US and Europe; China grows at more modest levels
Margin sequentially improves in seasonally strong Q2 and Q3
Targeting the high-end of our $4.60 - $4.80 EPS range
Market commentary